SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 16, 1997

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of June 1, 1997 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                333-26215             33-0659688
         ----------                ---------             ----------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


 One Centerpointe Drive, Suite 500
 Lake Oswego, Oregon                                    97035
 -------------------                                    -----
 (Address of Principal                                  (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (503) 684-4700



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                                       -2-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of June 1, 1997 among Southern Pacific Secured Assets Corp. as company, Advanta Mortgage Corp. USA, as master servicer, and Norwest Bank Minnesota, N.A., as trustee.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN PACIFIC SECURED ASSETS
                                      CORP.


                                      By:     /s/ James L. Smith
                                         --------------------------
                                      Name:       James L. Smith
                                      Title:      Director


Dated:  June 30, 1997


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                                       -4-

                                  EXHIBIT INDEX


             Item 601 (a) of     Sequentially
Exhibit      Regulation S-K      Numbered
Number       Exhibit No.         Description                        Page
------       -----------         -----------                        ----

1               4                Pooling and Servicing                5
                                 Agreement


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                                       -5-

                                    EXHIBIT 4